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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                   PURSUANT TO SECTION 12, 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 21, 2000



                              WESTECH CAPITAL CORP.
             (Exact name of Registrant as specified in its Charter)

                                    NEW YORK
                                    --------
         (State or other jurisdiction of incorporation or organization)


               33-37534-NY                           13-3577716
               -----------                           ----------
        (Commission file number)           (I.R.S. Employer Identification
                                                       Number)


         2700 Via Fortuna, Suite 400,
                  Austin, Texas                        78746
              -------------------                    ---------
    (Address of principal executive offices)         (Zip Code)



       Registrant's telephone number, including area code: (512) 306-8222


                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 5.           OTHER EVENTS.

         On December 19, 2000, Westech Capital Corp. (the "COMPANY") accepted the resignation of Jay W. Van Ert as a member of the Board of Directors of the Company, Tejas Securities Group Holding Company ("TEJAS HOLDING") and Tejas Securities Group, Inc. ("TEJAS"). Mr. Van Ert's resignation was not a result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices. Mr. Van Ert will continue to work for the Company, but will focus his efforts on increasing commission revenues. No replacement has been named for Mr. Van Ert's vacated positions on each of the Boards of Directors.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 21, 2000                         WESTECH CAPITAL CORP.


                                          By:  /s/ CHARLES H. MAYER
                                               --------------------------------
                                               Charles H. Mayer
                                               President



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